UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Preliminary information statement

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Definitive information statement

NORTHERN LIGHTS FUND TRUST
(Name of Registrant as Specified in Its Charter)

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1

Northern Lights Fund Trust

80 Arkay Drive
Hauppauge NY  11788

October  8, 2014

Dear Shareholders:

The enclosed document is purely for informational purposes.  You are not being asked to vote or take action on any matter.  The document relates to the appointment of a new investment sub-adviser to the Altegris/AACA Real Estate Long Short Fund, (the “Fund”), a series of the Northern Lights Fund Trust.

As described in the enclosed Information Statement, the Board of Trustees of Northern Lights Fund Trust has approved American Assets Capital Advisers, LLC as an investment sub-adviser to the Fund, and has approved a sub-advisory agreement with American Assets Capital Advisers, LLC on the terms described herein.

As always, please feel free to contact the Fund at 1-888-524-9441 with any questions you may have.

Sincerely,

James P. Ash, Esq.

Secretary

Northern Lights Fund Trust

NORTHERN LIGHTS FUND TRUST

Altegris/AACA Real Estate Long Short Fund

October 8, 2014

17605 Wright Street, Suite 2

Omaha, NE 68130

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Altegris/AACA Real Estate Long Short Fund (the “Fund”), a series of Northern Lights Fund Trust ("NLFT" or the "Trust").  This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order that NLFT and Altegris Advisors, LLC (the Fund’s investment adviser, “Adviser”) received from the U.S. Securities and Exchange Commission (the "SEC") on August 22, 2014.  The Exemptive Order permits the Adviser to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of NLFT (the "Board of Trustees" or the "Board" or the "Trustees"), without obtaining shareholder approval. The Exemptive Order also grants relief from certain disclosure requirements applicable to sub-advisory fees.  Under the conditions of the Exemptive Order, the Board must provide notice to shareholders within 90 days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement.

At an in-person meeting held on August 12-13, 2014, the Board, including a majority of the Independent Trustees, considered and approved American Assets Capital Advisers, LLC (“AACA” or the “Sub-Adviser”) to serve as a sub-adviser to the Fund.  The sub-advisory agreement between the Adviser and the Sub-Adviser, with respect to the Fund (the “Sub-Advisory Agreement") (attached hereto as Annex A), became effective upon its approval by the Board of Trustees and its execution by the parties thereto.  The Sub-Advisory Agreement with AACA became effective on September 2, 2014.

This Information Statement is being supplied to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about October 17, 2014 to the Fund’s shareholders of record as of September  26, 2014 (the “Record Date”).  This Information Statement describes the Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the Fund.  As of the Record Date, there were issued and outstanding 5,350,398 shares of the Fund.  As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

I.

BACKGROUND

Northern Lights Fund Trust is an open-end management investment company, commonly known as a "mutual fund," and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware statutory trust by a Certificate of Trust filed January 19, 2005, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").  The Fund represents a series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and investment advisers than the other series of the Trust.

The Adviser is located at 1200 Prospect Street, Suite 400, La Jolla, CA 92037.  Pursuant to an investment advisory agreement with the Trust on behalf of the Fund (the "Advisory Agreement"), the Adviser, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, selecting investments according to the Fund’s investment objectives, policies and restrictions.  In addition, the Adviser may retain one or more sub-advisers, at its own cost and expense, subject to the approval of the Board (including a majority of the Independent Trustees), for the purpose of managing the investment of all or a portion of the assets of the Fund.

As indicated above, the Trust and the Adviser have obtained an Exemptive Order from the SEC that permits the Adviser to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval (the "Order").  The Adviser, subject to the review and approval of the Board of Trustees, selects sub-advisers for the Fund, and supervises and monitors the performance of each sub-adviser.  The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisers) whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders.  The Trust may rely on the Order provided the Fund is managed by the Adviser and complies with the terms and conditions set forth in the application for the Order.

Additionally, the Order grants relief from certain disclosure requirements applicable to sub-advisory fees.

II.

THE ADVISORY AGREEMENT

The Advisory Agreement between the Trust and the Adviser was adopted and approved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on September 24 -25, 2013.  The Advisory Agreement became effective on September 1, 2013 as amended, for an initial term of two years.

Pursuant to the Advisory Agreement, the Adviser receives a fee paid monthly at the annual rate of 1.30% the Fund's average daily net assets, and the Adviser may pay the Sub-Adviser a portion of its advisory fee.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds, or extraordinary expenses such as litigation) at least until January 31, 2015, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, interest, brokerage fees and commissions, swap and structured note fees and expenses, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, short selling expenses, expenses incurred in connection with any merger or reorganization, indirect expenses, or extraordinary expenses such as litigation) will not exceed 1.80%, 2.55%, 1.55%, and 1.80% of average daily net assets attributable to Class A, Class C, Class I, and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis if such recoupment can be achieved within the foregoing expense limits.

Under the Sub-Advisory Agreement, the Adviser is responsible for all fees payable to AACA for its services as a Sub-Adviser to the Fund.  The Fund is not responsible for the payment of any portion of such fees.  Accordingly, appointment of the Sub-Adviser to the Fund does not affect the management fees paid by the Fund or its Shareholders.  The Sub-Adviser is entitled to such fee computed daily and paid monthly, calculated at an annual rate based on its managed portion of the Fund's average daily net assets.

For the fiscal period ended June 30, 2014, the Adviser earned net advisory fees of $198,836 from the Fund, of which $80,865 was waived by the Adviser.  As of June 30, 2014, the Adviser had not paid any sub-advisory fees to the Sub-Adviser as  American Assets Investment Management, LLC (an affiliate of the Sub-Adviser) was previously engaged as sub-adviser to the Fund.  American Assets Investment Management, LLC in its capacity as adviser to the Fund’s predecessor limited partnership, American Assets Real Estate Securities Fund, L.P. (“Predecessor “Fund”), was paid advisory fees by the Predecessor Fund for the fiscal year ended December 31, 2013.

III.

THE SUB-ADVISORY AGREEMENT

At the August 12-13, 2014 in-person meeting, the Board approved the hiring of the Sub-Adviser to the Fund pursuant to a Sub-Advisory Agreement between Altegris Advisors, LLC and the Sub-Adviser.  Pursuant to the terms of the Sub-Advisory Agreement, the Adviser has delegated certain of its duties to the Sub-Adviser.  The Sub-Adviser acts as investment adviser to and is responsible for the investment management of certain assets.  At all times, the Sub-Adviser is subject to the supervision of the Adviser and the Board of Trustees of the Trust.  The terms of the Sub-Advisory Agreement further provides that the Sub-Adviser will maintain appropriate books and records, and provide a quarterly Investment Report.  In consideration of the Sub-Adviser’s services, the Sub-Adviser is entitled to an annual fee from Adviser.

As discussed above, as compensation for its services, the Fund pays the Adviser a fee paid monthly at an annual rate of 1.30% the Fund's average daily net assets, and the Adviser separately pays the Sub-Adviser a monthly fee, calculated at an annual rate based on the Sub-Adviser's managed portion of the Fund's average daily net assets.

Under the terms of the Sub-Advisory Agreement, the Sub-Adviser to the Fund will serve subject to the supervision of the Adviser and the Board of Trustees.  The Sub-Adviser at its own expense, will furnish necessary investment and management facilities to conduct the investment activities of the portion of the Fund which it manages and pay the salaries of its personnel.  In addition, under the Sub-Advisory Agreement:  (a) the Sub-Adviser shall indemnify the Adviser, the Trust, the Fund and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons (within the meaning of the Securities Act of 1933) may sustain as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Sub-Adviser shall not be liable for indirect, punitive, special or consequential damages arising out of the Sub-Advisory Agreement; (b) The Adviser shall indemnify the Sub-Adviser, its Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws; and (c) The Sub-Adviser shall not be liable to the Adviser for acts of the Sub-Adviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Sub-Adviser upon reasonable request.

The Sub-Advisory Agreement has an initial term of two years from the date the Sub-Adviser commences sub-advisory services for the Fund, and thereafter will continue in effect for successive annual periods provided such continuance is approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC); provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement terminates automatically in the event of its "assignment," as defined under 1940 Act.

About AACA

Effective September 2, 2014, as a result of an internal corporate restructuring of American Assets Investment Management, LLC ( “AAIM”), AAIM’s real estate related advisory accounts were transferred to American Assets Capital Advisers, LLC, a new entity registered with the SEC, in which AAIM is a 50% owner.  American Assets Capital Advisers, LLC, has been an SEC registered investment adviser since 2014, with assets under management of approximately 79  million as of September 30, 2014.  AACA offers investment advisory services to individual, institutional investors such as the Fund and pooled investment vehicles.

In managing the Fund’s portfolio, AACA will seek to produce above average, risk-adjusted total returns, including capital appreciation, dividend and interest income and option premiums, through investments both long and short in real estate related securities, including publicly traded securities, REITs, other equities and equity-related derivatives and may also invest in debt and convertible debt and preferred securities.  To the extent allowable under applicable regulations, the Fund will use leverage to obtain greater exposure to markets in its investment portfolio, and will not purchase real estate directly, or acquire other forms of direct ownership in real estate.

Below is the name and principal occupation of each principal executive officer, director or controlling entity of AACA as of October 8, 2014, as to the best of the Trust’s knowledge.  The business address of each person listed below is 11455 El Camino Real, Suite 140, San Diego CA 92130.

Name	Title & Principal Occupation
Burl East	Chief Executive Officer, Chief Investment Officer, Chief Compliance Officer
Ernest Rady	Executive Chairman
Julie Schwartz	General Counsel
Karen Fleck	Chief Financial Officer
American Assets Investment Management, LLC	Member
Soledad Realty Capital, Inc.	Member

IV.

CURRENT AND PROFORMA FEES

  As the Sub-Adviser’s fees will be paid from the Fund’s management fee under the Sub-Advisory Agreement, the Fund’s fees and expense are not changed by the new Sub-Advisory Agreement.  Therefore, no comparative expense tables are presented.

V.

BOARD CONSIDERATIONS IN APPROVING THE SUB-ADVISORY AGREEMENT

In connection with a regular meeting held on August 12-13, 2014, the Board of the Trust, including a majority of the Independent Trustees, discussed the approval of the sub-advisory agreement between AACA and the Adviser on behalf of the Fund (the "Sub-Advisory Agreement").  In considering the proposed Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement. The Board Members were assisted by independent legal counsel throughout the Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement:

Nature, Extent & Quality of Services.  The Board reviewed the background information on the key investment personnel responsible for servicing the Fund and acknowledged their satisfaction with the investment team’s collective 65 years plus of investment advisory experience with buy-side, sell-side, legal, accounting, and architectural aspects of real estate.  The Trustees noted that all key investment personnel and services performed by the current sub-adviser will move to AACA, and therefore, the level of sub-advisory services provided will not be compromised.  In addition, they considered that AACA’s two principals have participated in many large scale real estate transactions, including multiple IPO’s, have spoken at multiple real estate industry events worldwide and have published widely distributed research reports.  They acknowledged that the Sub-Adviser will provide portfolio management to the Fund by employing its long/short real estate strategy based on research received from databases of real estate operating companies and a large network of various real estate relationships.

Understanding that not all strategy risk can be eliminated, the Board acknowledged favorably that the Sub-Adviser attempts to mitigate risks by applying hedging strategies, use of market timing, strategic asset allocation and sector rotation.  The Trustees considered that the Sub-Adviser provides compliance monitoring to the Fund’s investment limitations by maintaining models and spreadsheets for review by its CCO and legal team.  They noted favorably that the Sub-Adviser reported no material compliance or litigation actions that would hinder the Sub-Adviser from operating and performing its responsibilities.

The Board acknowledged that the Sub-Adviser and its investment team have product experience, longevity, multiple resources, and a respected reputation, and concluded that with the Adviser’s oversight the Sub-Adviser will provide a high quality of service to the Fund and its shareholders.

Performance.  The Trustees considered that the Sub-Adviser’s portfolio management team has proven its ability to manage the Fund since the Fund’s inception and as manager to the predecessor fund.  The Trustees noted that over the last 1, 2, and 3 year periods, the Fund has outperformed the Dow Jones US Real Estate Total Return Index.  They further noted that the Fund was structured as a limited partnership prior to January 8, 2014, and the partnership provided investors with strong returns.  They considered favorably that the Fund has also shown the ability to outperform its Morningstar category over the past three years.  The Trustees considered that although the Fund’s standard deviation is higher than the category average, the higher return has more than made up for the volatility.  The Trustees concluded that AACA has the ability to provide reasonable returns to shareholders.

Fees & Expenses.  The Trustees reviewed the sub-advisory fee to be charged in connection with AACA’s services to the Fund.  They noted the proposed fee is less than the fee charged by AACA to its separate account clients and equal to the fee charged by the predecessor sub-advisory firm.  The Trustees discussed the split of the advisory fee between Altegris and AACA and agreed that it was reasonable given the allocation of duties between the firms.  After further discussion, the Trustees concluded that the fee was reasonable.

Economies of Scale. The Trustees considered whether it is likely that the Sub-Adviser has realized economies of scale with respect to the management of the Fund.  The Trustees agreed that this was primarily an adviser-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that the lack of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed the profitability analysis provided by the Sub-Adviser.  They noted that the Sub-Adviser estimated realizing a profit in connection with its relationship with the Fund, but agreed that such profit was not excessive.  The Trustees further noted that the estimated profit was in line with the projected profit for the predecessor firm.  After further discussion, the Trustees concluded the Sub-Adviser’s estimated profitability was reasonable

Conclusion.  Having requested and received such information from the Sub-Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.

The Board unanimously approved the Sub-Advisory Agreement with respect to the Fund.

VI.

OTHER MATTERS

As of September 26, 2014, the only shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Fund are listed below.

Name & Address	Shares	Percentage of Fund

Class A Shares

Pershing LLC

P.O Box 2052

Jersey City, NJ 07303

LPL Financial

9785 Towne Centre Drive

San Diego, CA 92121

NFS

Mark M Matsuno

1470 Dwight Dr.

Glendale, CA 91207

Class I Shares

Vallee & CO FBO SG

C/O BMO Harris Bank, NA Attn. MF

11270 West Park Place, Suite 400

Milwaukee, WI 53224

CUNA Mutual

5910 Mineral Point Road

Madison, WI 53705

Charles Schwab

211 Main Street

San Francisco, CA 94105

Kentucky Farm Bureau Mutual

9201 Bunsen Parkway

Louisville, KY 40220

Brown Brothers Harriman

140 Broadway

New York, NY 10005

CUNA Mutual

5910 Mineral Point Road

Madison, WI 53705

Class N Shares

Charles Schwab

	25,787 24,271 8,000 1,261,245 877,505 697,517 560,450 341,012 292,502 45,016	16.75% 15.76% 5.20% 24.97% 17.37% 13.81% 11.09% 6.75% 5.79% 31.08%

211 Main Street San Francisco, CA 94105 Assetmark 3200 N. Central Ave 7th Floor Phoenix, AZ 85012 Ameritrade, Inc. PO Box 2226 Omaha, NE 68103 Pershing LLC P.O Box 2052 Jersey City, NJ 07303	37,082 35,930 11,072	25.60% 24.81% 7.65%

As of September 26, 2014, the Trustees and officers of the Trust, individually and as a group, did not own any of the Fund’s outstanding shares.

Because the Fund commenced operations on January 8, 2014, the Fund has not yet produced an annual report.  The Trust will furnish, without charge, a copy of the Fund's semi-annual report for the period ended June 30, 2014 to any shareholder upon request.  To obtain the Altegris/AACA Real Estate Long Short Fund's annual report, please contact the Fund by calling 1-888-899-2726, or by writing to Altegris/AACA Real Estate Long Short Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130.

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.  The cost of the preparation, printing and distribution of this Information Statement is an expense of the Trust.

Broker Commission.  The Adviser was approved as adviser to the Fund in 2013, and the Fund commenced operations January 8, 2014.  For the fiscal period ended June 30, 2014, the Fund paid $75,456.78 in commissions.  No commissions were paid to brokers affiliated with the Adviser or any sub-adviser.

Principal Underwriter, Administrator and Custodian.  Northern Lights Distributors, LLC (the "Distributor") serves as the Distributor for the shares of the Fund pursuant to a Distribution Agreement between the Trust, on behalf of the Fund, and the Distributor.  The Distributor accrued $6,196 as compensation for distributing the Fund’s shares during the fiscal period ended June 30, 2014.  Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, provides administrative and fund accounting services to the Fund and acts as transfer, dividend disbursing, and shareholder servicing agent to the Fund.  During the fiscal period ended June 30, 2014, GFS earned $44,973.

JPMorgan Chase Bank, N.A., with principal offices at 270 Park Avenue, New York, NY 10017 has served as the Fund’s custodian since inception.  During the fiscal year ended June 30, 2014, the custodian earned $4,788 in custody fees.

Delivery of Documents to Shareholders Sharing an Address.  Only one Notice Regarding Internet Availability of this Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders.  Upon written or oral request, the Trust will promptly deliver a separate copy of the Notice Regarding Internet Availability or this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered.  Contact the Fund by calling 1-888-899-2726, or by writing to Altegris/AACA Real Estate Long Short Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130.  Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or Notices of Internet Availability of proxy materials at their shared address.

ANNEX A

FORM OF SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 2nd day of September 2014, by and among American Assets Capital Advisers, LLC, a Delaware limited liability company located at 11455 El Camino Real, Suite 140, San Diego, CA  92130  (the “Sub-Adviser”), and Altegris Advisors, L.L.C., a Delaware limited liability company located at 1200 Prospect Street, Suite 400, La Jolla, CA 92037 (the “Adviser”).

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”), is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for certain fund(s) within the Trust, including the Altegris/AACA Real Estate Long Short Fund, a separate series of the Trust (the “Fund”) under the terms of an investment advisory agreement between the Adviser and the Trust on behalf of the Fund and other fund(s) within the Trust, dated September 1, 2013 and as may be further amended in the future (the “Management Agreement”);

WHEREAS, the Adviser, acting pursuant to the Management Agreement, wishes to retain the Sub-Adviser, with the approval of the Board of Trustees of the Trust and, if required, the shareholders of the Fund, to provide investment advisory services to a portion of the Fund’s assets allocated by the Adviser for management by the Sub-Adviser (the “Allocated Portion”) in accordance with the terms of this Agreement (as it may be amended from time to time);

WHEREAS, the Trust has entered into a consulting agreement, as amended from time to time, with Northern Lights Compliance Services, LLC (the “Consulting Agreement”) to provide compliance services to the Trust in respect of the Fund and other series of the Trust, including compliance oversight of the Adviser’s management of the Fund and its delegation of certain duties to the Sub-Adviser as set forth in this Agreement (the Management Agreement and the Consulting Agreement are collectively the “Trust Service Agreements”);

WHEREAS, the Adviser has furnished the Sub-Adviser with copies of each of the following documents: (a) the Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”); (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time); (c) Prospectus and Statement of Additional Information of the Fund (“Prospectus” and “SAI”, respectively); and (d) policies and procedures of the Trust and the Trust Service Agreements that govern the Sub-Adviser’s management of the Allocated Portion under this Agreement; and

WHEREAS, each Fund listed in Schedule A is a separate series of the Trust having separate assets and liabilities;

NOW, THEREFORE: the parties hereby agree as follows:

1.

APPOINTMENT OF SUB-ADVISER.

a.

Acceptance.  The Sub-Adviser is hereby appointed and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as investment adviser to the Allocated Portion of the Fund’s assets.

b.

Independent Contractor.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.

c.

The Sub-Adviser’s Representations.  The Sub-Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Sub-Adviser represents, warrants and agrees that it is registered as an investment adviser under the Advisers Act and further represents, warrants and agrees that is duly organized and properly registered and operating under the laws of Delaware with the power to own its assets and carry on its business as it is now being conducted and as proposed to be conducted under the terms of this Agreement.  The information contained in the Form ADV of the Sub-Adviser as provided to the Adviser is true and complete, and also as filed with the U.S. Securities and Exchange Commission (“SEC”) and provided to clients, is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

d.

The Adviser’s Representations.  The Adviser represents, warrants and agrees that it is registered as an investment adviser under the Advisers Act and has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Adviser further represents, warrants and agrees that it has the authority under the Management Agreement to appoint the Sub-Adviser and that it has received a copy of Part 2 of the Sub-Adviser’s Form ADV.  The Adviser further represents and warrants that the Fund is either (i) excluded from the definition of the term “pool” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.  The Adviser further represents, warrants and agrees that is duly organized and properly registered and operating under the laws of Delaware with the power to own its assets and carry on its business as it is now being conducted and as proposed to be conducted under the terms of this Agreement.  The information contained in the Form ADV of the Adviser as provided to the Sub-Adviser is true and complete in all material respects, and also as filed with the SEC and provided to clients, is true and complete in all material respects, and does not make any untrue statement of a material fact or omit to state any material fact which is required to be stated in the Form ADV.

e.

Plenary authority of the Board of Trustees.  The Sub-Adviser and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board of Trustees.

2.

PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

The Sub-Adviser will provide for the Allocated Portion a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund pursuant to investment guidelines established by the Trust and the Adviser and provided to the Sub-Adviser in writing (the “Investment Guidelines”).  The current Investment Guidelines applicable to the Allocated Portion, including descriptions of each of the one or more strategies to be employed by the Sub-Adviser from time to time in respect of the Allocated Portion (together, the "Strategies" and each, a "Strategy"), are incorporated in this Agreement and attached hereto as Exhibit A.  From time to time, the Adviser or the Trust may provide the Sub-Adviser with written copies of additional or amended investment guidelines, or the Adviser or Sub-Adviser may determine to add, amend, or discontinue one or more new or existing Strategies, in each case which shall become effective at such time as agreed upon by both parties in writing and promptly incorporated as an amendment of the Investment Guidelines contained in Exhibit A to this Agreement (with any corresponding amendments, if necessary, to the Fund’s Prospectus and SAI being the responsibility of the Adviser and/or Trust).  The Sub-Adviser will manage the investment and reinvestment of the Allocated Portion, and perform the functions set forth below, subject to the overall supervision, direction, control and review of the Adviser, consistent with the applicable Investment Guidelines or any directions or instructions delivered to the Sub-Adviser in writing by the Adviser or the Trust from time to time, and further subject to the plenary authority of the Board of Trustees.  It is acknowledged and agreed by the parties to this Agreement that any amendment to the Investment Guidelines from time to time as described above, including any addition, amendment or discontinuance of a Strategy or Strategies, will not constitute a termination of this Agreement, and further that any termination of this Agreement shall be made in accordance solely with the provisions of Section 8 of this Agreement.

Consistent with the Investment Guidelines, unless otherwise directed in writing by the Adviser or the Trust, the Sub-Adviser shall have full discretionary authority to manage the investment of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property comprising or relating to the Fund.

In addition, the Sub-Adviser will in the performance of its duties and obligations under this Agreement in respect of the Allocated Portion of Fund assets:

a.

advise the Adviser and the Trust in connection with investment policy decisions to be made by it regarding the Allocated Portion;

b.

provide to the Adviser performance analysis and market commentary (the “Investment Report”) pertaining to each calendar quarter during the term of this Agreement, within fifteen (15) business days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Sub-Adviser. The subject of each Investment Report shall be mutually agreed upon by the Adviser and Sub-Adviser, which agreement shall not prohibit the Adviser from publicly distributing the same or similar information as is contained within each Investment Report;

c.

submit such reports and information as the Adviser or the Trust may reasonably request to assist the Fund’s custodian (the “Custodian”) in its determination of the market value of securities held in the Allocated Portion;

d.

place orders for purchases and sales of portfolio investments for the Allocated Portion;

e.

give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

f.

maintain and preserve the records relating to its activities hereunder required by applicable law to be maintained and preserved by the Adviser, to the extent not maintained by the Adviser or another agent of the Trust, and the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Trust or the Adviser copies of any such records upon the Trust’s or Adviser’s request;

g.

as soon as practicable after the close of business each day, but no later than the close of business the following business day, provide the Custodian (generally via electronic file format) with the trade information for each transaction effected for the Allocated Portion, provide copies of such trade tickets to the Adviser and the Trust upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations;

h.

absent specific instructions to the contrary provided to it by the Adviser or the Trust, and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Allocated Portion in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser and approved by the Trust;  the Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion. The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.  The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Trust to comply with any rules or regulations promulgated by the SEC in respect of the Fund.  The Sub-Adviser shall supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Trust on a quarterly basis (or more frequently, if required by law), in order to enable the Trust to complete proxy voting information in respect of the Fund as required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.  The Sub-Adviser shall provide the Adviser and the Trust with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion. The Trust or the Adviser may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies;

i.

to the extent reasonably requested by the Trust, use its commercially reasonable best efforts to assist the Chief Compliance Officer of the Trust (“CCO”) comply with applicable requirements of Rule 38a-1 under the 1940 Act and the Trust Service Agreements,  including, without limitation, providing the CCO with (a) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (b) a summary of such policies and procedures in connection with the annual review thereof by the Trust required under Rule 38a-1, and (c) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

j.

act in conformity with the Declaration of Trust, the Prospectus and SAI and conform to and comply with applicable requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal laws and regulations, as each is amended from time to time; and

k.

except as permitted by the Trust’s policies and procedures, not disclose but shall treat confidentially all information in respect of the portfolio investments of the Allocated Portion, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments  held by the Allocated Portion, and any and all trades of portfolio securities or other transactions effected for the Allocated Portion (including past, pending and proposed trades).

The Adviser or its authorized agents will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Fund and the Allocated Portion and the cash requirements of, and cash available for investment in, the Fund and the Allocated Portion, and the Adviser or its authorized agents will timely provide the Sub-Adviser, or arrange for the Trust to provide the Sub-adviser, with copies of monthly accounting statements for the Fund and, if applicable, the Allocated Portion, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

The Adviser or the Trust will be responsible for handling any class actions or other lawsuits involving the Fund or securities held, or formerly held, in the Fund.  Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy.  In the case of notices of class action suits received by Sub-Adviser involving issuers presently or formerly held in the Fund, Sub-Adviser shall promptly forward such notices to the Adviser or the Trust and, with the consent of the Adviser and the Trust, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.  In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or with the sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund in securities or other assets. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than to the Allocated Portion.

3.

ALLOCATION OF EXPENSES

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder.  In this regard, the Adviser and Sub-Adviser acknowledge and agree that the Fund shall assume the expense of:

a.

brokerage commissions for transactions in the portfolio investments of the Fund, including the Allocated Portion, and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

b.

Custodian fees and expenses;

c.

all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and

d.

interest payable on any Fund borrowings.

The Sub-Adviser specifically agrees that with respect to the operation of the Allocated Portion, the Sub-Adviser shall be responsible for providing the personnel, office space and equipment reasonably necessary to provide its sub-advisory services in respect of the Allocated Portion hereunder.  If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser shall also be solely responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.  Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Management Agreement or any other agreement to which they are parties.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund, the Allocated Portion or the Adviser.

4.

SUB-ADVISORY FEES

For all of the services rendered with respect to the Allocated Portion as herein provided, the Adviser shall pay to the Sub-Adviser an annual fee, based on the Current Net Assets (as defined below) of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof.  Such fee shall be accrued daily and payable monthly.  In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination.  For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the net assets of the Allocated Portion, managed by the Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed.  The method of determining net assets of the Allocated Portion for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of shares of the Fund as described in the Fund’s Prospectus and/or SAI.  As soon as practicable after the end of each calendar month, Sub-Adviser will present a billing statement for the sub-advisory fee (calculated as described above) to the Adviser, indicating the total amount of the fee for the month, and any other amounts payable during the period as may be provided for under this Agreement.  The Adviser agrees to pay the monthly sub-advisory fee no later than the fifteenth (15th) calendar day following receipt of the Sub-Adviser’s billing statement.

5.

PORTFOLIO TRANSACTIONS

In connection with the investment and reinvestment of the assets of the Allocated Portion, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion of the Fund’s portfolio (the “Portfolio”) and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio.  The Sub-Adviser may take into consideration the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Allocated Portion on a continuing basis.  The Sub-Adviser will not take into consideration the sale of shares in the Fund by such broker-dealers.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this section.  Subject to the policies as the Trust’s Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser shall have the right to follow a policy of selecting brokers who furnish brokerage and research services to the Allocated Portion or to the Sub-Adviser, and who charge a higher commission rate to the Allocated Portion than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution.  The Sub-Adviser shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Trust.

The Adviser authorizes the Sub-Adviser to direct the Custodian to open and maintain brokerage accounts for securities and other property (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Allocated Portion of the Fund and to execute for the Allocated Portion as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Sub-Adviser shall select as provided above.  The Sub-Adviser may, using such of the securities and other property in the Allocated Portion as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Allocated Portion of the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.  The Sub-Adviser shall cause all securities and other property purchased or sold for the Allocated Portion to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of the Allocated Portion shall remain in the direct or indirect custody of the Custodian.  The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Allocated Portion, (ii) to deliver securities and other property against payment for the Allocated Portion, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein.  The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.

In no instance will the Allocated Portion be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter or any affiliated person of any of the Trust, Adviser, Sub-Adviser or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC, the 1940 Act and/or the Trust’s written policies and procedures.  The Adviser agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with the Adviser and all affiliated persons of any of the Trust, the Adviser and the Trust’s principal underwriter.

6.

LIMITATION ON SUB-ADVISER LIABILITY; INDEMNIFICATION

a.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, none of the Sub-Adviser, its affiliates or their respective officers, controlling persons, members, partners, shareholders, agents or employees (each, an “Indemnified Person” and collectively, the “Indemnified Persons”) shall be subject to any liability to the Adviser, the Fund or the Trust for any act or omission in the course of, or connected with, rendering services hereunder.  The Sub-Adviser does not guarantee the future performance of the Allocated Portion or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser's overall management of the Allocated Portion. The Adviser understands that investment decisions made for the Allocated Portion by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.  Sub-Adviser will manage only the Allocated Portion and in making investment decisions for the Allocated Portion, the Sub-Adviser will not consider any other securities, cash or other investments owned by the Fund.

b.

Neither the Adviser (including its affiliates, their officers, controlling persons, agents or employees) nor the Sub-Adviser (including all Indemnified Persons) shall be liable to one another for special, consequential or incidental damages.

c.

The Sub-Adviser agrees to indemnify the Adviser, its affiliates, officers, controlling persons, agents, and employees for, and hold it harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) (“Losses”) to which the Adviser may become subject as a direct result of Sub-Adviser’s willful  misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses that resulted from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; further provided that the Sub-Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

d.

The Adviser agrees to indemnify the Indemnified Persons for, and hold each Indemnified Person harmless against, any and all Losses to which such Indemnified Person may become subject as a direct result of this Agreement or Sub-Adviser’s performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Adviser be indemnified for Losses that resulted from Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement; provided that the Adviser shall have been given written notice concerning any matter for which indemnification is claimed under this Section.

7.

STANDARD OF CARE

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the Investment Guidelines; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.

8.

TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

This Agreement shall become effective as to the Fund upon its approval by the Board of Trustees of the Trust and its execution by the parties hereto.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years from the effective date, and thereafter shall continue in effect for successive additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;

This Agreement may be terminated (i) by the Trust on behalf of the Fund at any time without payment of any penalty, by the vote of a majority of the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of a Fund without the payment of any penalties, (ii) by the Adviser at any time, without payment of any penalty upon at least ten (10) days’, but not more than sixty (60) days’, written notice to the Sub-Adviser, and (iii) by the Sub-Adviser at any time, without payment of any penalty, upon at least ten (10) days’, but not more than sixty (60) days’, written notice to the Trust and the Adviser.  In the event of a termination, the Sub-Adviser shall cooperate in a commercially reasonable manner in the orderly transfer or liquidation of the Allocated Portion of the Fund’s assets, as instructed by the Adviser and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records in respect of the Allocated Portion maintained by the Sub-Adviser on behalf of the Fund; and

This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act.  This Agreement will also terminate immediately in the event that the Management Agreement is terminated.

9.

SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and the Allocated Portion are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  It is specifically understood that the Sub-Adviser and each Indemnified Person may continue to engage in providing portfolio management services and advice to other investment advisory clients.  The Adviser agrees that Sub-Adviser and each Indemnified Person may give advice and take action in the performance of its duties with respect to any of the Sub-Adviser’s or Indemnified Person’s other clients which may differ from advice given or the timing or nature of action taken with respect to the Allocated

Portion.  The Sub-Adviser and the Indemnified Persons, however, shall not provide investment advice to any assets of the Fund other than the Allocated Portion.  Nothing in this Agreement shall be deemed to require Sub-Adviser or any Indemnified Person to purchase or sell for the Allocated Portion of the Fund any security which the Sub-Adviser or any Indemnified Person may purchase or sell for its or their own account or for the account of any other client.

10.

AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Allocated Portion with those for other accounts managed by the Sub-Adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged.  The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) no account will be favored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security or a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures.

11.

NO SHORTING; NO BORROWING

The Sub-Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

12.

AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.

13.

NONPUBLIC PERSONAL INFORMATION.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its controlling persons, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

14.

CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its commercially reasonable best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.  The Sub-Adviser agrees to inform the Trust of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

15.

COMPLIANCE PROGRAM AND REPORTING

The Sub-Adviser hereby represents and warrants that in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act (the policies and procedures referred to in this Section are referred to herein as the Sub-Adviser’s “Compliance Program”).

The Sub-Adviser shall furnish the Adviser, the Board of Trustees of the Trust and/or the CCO of the Trust with such information, certifications and reports as such persons may reasonably deem appropriate or may reasonably request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act.  Upon the commercially reasonable request of the Adviser or the Trust given upon commercially reasonable advance notice, the Sub-Adviser shall make its officers and employees available to the Adviser and/or the CCO of the Trust from time to time to review the Sub-Adviser’s Compliance Program and its adherence thereto.

16.

REFERENCE TO ADVISER AND SUB-ADVISER

a.

The Sub-Adviser grants the Adviser non-exclusive rights to use, display and promote trademarks, symbols, logos or other trade dress of the Sub-Adviser in conjunction with any activity associated with the Fund, and the Adviser may promote the identity of and services provided by the Sub-Adviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials; provided, however, that at all times the Adviser shall protect the goodwill and reputation of the Sub-Adviser in connection with marketing and promotion of the Fund; provided further that the Adviser shall submit to the Sub-Adviser for its review and approval all such public informational materials relating to the Fund that refer to the Sub-Adviser or its affiliates or to any recognizable variant or any registered mark or logo or other proprietary designation of the Sub-Adviser or its affiliates.   Approval shall not be unreasonably withheld by the Sub-Adviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Sub-Adviser may be used by the Adviser without obtaining the Sub-Adviser’s consent unless such consent is withdrawn in writing by the Sub-Adviser.

b.

Neither the Sub-Adviser nor any affiliate or agent of Sub-Adviser shall make reference to or use the name of the Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Sub-Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Adviser, and without material difference in content, may be used by the Sub-Adviser without obtaining the Adviser’s approval, unless the Adviser’s previous approval is withdrawn in writing.  The Sub-Adviser hereby agrees to make all commercially reasonable efforts to cause any agent or affiliate of the Sub-Adviser to satisfy the foregoing obligation.  For the avoidance of doubt, this provision shall not restrict the disclosure on Form ADV by the Sub-Adviser of the Adviser, the Fund and such terms of this Agreement as may be required pursuant to Form ADV or as may be recommended by counsel.

c.

It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.  The Adviser agrees that, notwithstanding the above, any reference to the Adviser in the Form ADV of the Sub-Adviser may remain a part of the Sub-Adviser’s Form ADV until the next annual update filed by the Sub-Adviser following the termination of this Agreement.

17.

NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and the Trust about: (a) material changes in the employment status of key investment and portfolio management personnel, including a Chief Investment Officer or similar position, involved in the management of the Allocated Portion; (b) material changes in the investment process used to manage the Allocated Portion; (c) material changes in senior management or operations of the Sub-Adviser, including specifically changes in the roles of Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer or General Counsel; or (d) any material change in ownership or capital structure of the Sub-Adviser which constitutes an “assignment” of this Agreement as defined in Section 202 of the Advisers Act and/or Section 15 of the 1940 Act, and the rules promulgated thereunder.

18.

NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Altegris Advisors, L.L.C. 1200 Prospect Street, Suite 400 La Jolla, CA 92037 Attention: Legal/Compliance Dept.

SUB-ADVISER:	American Assets Capital Advisers, LLC 11455 El Camino Real, Suite 140 San Diego, CA 92130 Attention: Legal/Compliance Dept.

19.

ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

20.

SEVERABILITY

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21.

CAPTIONS

The caption in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22.

GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, and any rules and regulations promulgated thereunder.

23.

COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

ALTEGRIS ADVISORS, L.L.C. (Adviser) By: /s/Matthew C. Osborne Name: Matthew C. Osborne Title: Executive Vice President

AMERICAN ASSETS CAPITAL ADVISERS, LLC (Sub-Adviser) By: /s/Burland East Name: Burland East Title: CEO

Signature Page to Sub-Advisory Agreement

EXHIBIT A

SUB-ADVISER STRATEGIES / INVESTMENT GUIDELINES & RESTRICTIONS

Sub-Adviser Strategies

The Sub-Adviser will employ the Real Estate Long Short Strategy  or Strategies as more fully described in the Fund’s Prospectus and SAI, in respect of the Allocated Portion, and subject to the following additional Investment Guidelines and Restrictions (subject to amendment or revision at any time in the manner described in Section 2 of this Agreement and below).

Investment Guidelines and Restrictions

1.

Under normal market conditions, at least 80% of the Fund’s net assets (defined as net assets plus the amount of any borrowing for investment purposes) in both long and short positions will be invested in equity securities of “real estate” companies and “real estate related” companies (as defined in its then-current Prospectus).

2.

The Fund is restricted to:

a)

having no more than 25% of the market value of the Fund’s total assets (at time of investment) in the securities of companies engaged in any one industry with the exception of (i) securities of the US Government, its agencies or instrumentalities and (ii) securities of companies in the real estate industry;

b)

owning no more than 3% of the total outstanding voting stock of any one investment company (including ETFs);

c)

investing no more than 5% of the Fund’s total assets (at time of investment) in securities issued by any one investment company, unless the investment company has received an exemptive order from the SEC granting relief from such limitation and the Trust has signed a participation agreement with such investment company in accordance with the terms of the exemptive order;

d)

investing no more than 10% of the Fund’s total assets (at time of investment) in securities issued by investment companies (including ETFs), unless the investment companies have received an exemptive order from the SEC granting relief from such  limitation and the Trust has signed a participation agreement with such investment company in accordance with the terms of the exemptive order;

e)

investing no more than 15% of its net assets in illiquid securities;

f)

a maximum of 5% of shares outstanding in each equity share class of “Securities Related Companies” (i.e., any company with greater than 15% of its gross revenues derived from “Securities Related Activities”). “Securities Related Activities” are a person's activities as a broker, a dealer, an underwriter, an investment adviser registered under the Advisers Act or as an investment adviser to a registered investment company;

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g)

a maximum of 10% of the outstanding principal debt of a Securities Related Company;

h)

no cross trades without prior approval of the Adviser and completion of any documentation required by the Trust (e.g., as may be required by Rule 17a-7 under the 1940 Act);

i)

no principal transactions with broker-dealers affiliated with the Adviser or Sub-Adviser and agency transactions with such affiliated broker-dealers may only be effected with prior approval of the Adviser and completion of any documentation required by the Trust (e.g., as may be required by Rule 17e-1 under the 1940 Act); and

j)

no transactions with an underwriter affiliated with the Trust without prior approval of the Adviser and completion of any documentation required by the Trust (e.g., as may be required by Rule 10f-3 under the 1940 Act).

3.

The Sub-Adviser agrees to comply with all investment guidelines and restrictions set forth in the Fund’s Prospectus and Statement of Additional Information.

4.

The Sub-Adviser, acting as a principal, will not participate in or effect any transaction in connection with a joint enterprise or other joint arrangement in which the Fund is a participant (as per the requirements of  Rule 17d-1 under the 1940 Act). A joint enterprise includes any written plan, contract, arrangement or any practice or understanding concerning an enterprise whereby the Fund and an affiliated person have a joint or joint and several participation or share in the profits of the undertaking.

5.

The Sub-Adviser agrees to comply with Rule 105 of Regulation M under the Securities Exchange Act of 1934 (generally prohibiting buying shares in a secondary offering if the buyer has shorted the securities within the restricted period (usually 5 days before the pricing of the offering)).

6.

Affiliates List.  For purposes of assisting the Sub-Adviser with its compliance with certain of the above Investment Guidelines & Restrictions, the Adviser has provided Sub-Adviser with a list of affiliates. The Adviser, in its sole discretion, may revise this list from time to time and will provide the Sub-Adviser written notice of such change.

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SCHEDULE A

Series of Northern Lights Fund Trust	Annualized Sub-Advisory Fee Rate as a Percentage of Daily “Current Net Assets” (as defined in Section 4 of this Agreement) of Allocated Portion
Altegris/AACA Real Estate Long Short Fund	Fee Rate: xx% (not disclosed pursuant to Exemptive Order)

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